UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

CAPALL STABLES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54952 (Commission File No.)	45-4654509 (IRS Employer Identification No.)

205 Ave Del Mar #974 San Clemente, CA 92674
(Address of principal executive offices) (zip code)

(949) 461-1471
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events

(1)	During the month of April 2013, the Company generated $18,200 in revenue compared to $250 in March 2013.

(2)	The Company’s thoroughbred Honour The Deputy raced on won the 3rd Race at Santa Anita for $10,200 in purse winning. Honour The Deputy was claimed from the Company for $8,000.

(3)	On May 8, 2013, the Company appointed Anastasyia Shishova as its Vice-President/Secretary. Ms. Shishova will be in charge of branding and marketing the company’s thoroughbred.

(4)	On May 8, 2013, the Company elected Anastasyia Shishova to serve as a member of the board of directors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2013	Capall Stables, Inc By: /s/ Joseph Mezey Name: Joseph Wade Title: CEO

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